Table of Contents
Third Quarter 2016

Section I - Third Quarter 2016 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information………………………………………………	4	Core Properties………………………………………………………………	25
Market Capitalization………………………………………………	5	Core Top Tenants……………………………………………………………	27
Operating Statements		Core Lease Expirations……………………………………………	28
Consolidated Income Statements………………………	6	Core New and Renewal Rent Spreads…………………………………	29
Income Statement - Pro-rata Adjustments…………………………………………………	8	Core Capital Expenditures………………………………………	30
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")……………	9	Portfolio Demographics……………………………………………	31
EBITDA………………………………………………………………………………	10
Same Property Net Operating Income……………………………	11
Fee Income……………………………………………………………………	12	Section IV - Fund Information
Consolidated Balance Sheet……………………………………………………	13
Balance Sheet - Pro-rata Adjustments……………………………	14
Structured Financing…………………………………………………………	15	Fund Overview………………………………………………………	34
Other Information		Fund Properties…………………………………………………………	35
Transactional Activity………………………………………………	16	Fund Lease Expirations……………………………………………	36
2016 Guidance………………………………………………………	17	Fund Development Activity………………………………………………………	37
Net Asset Valuation Information………………………………………	18
Selected Financial Ratios…………………………………………	19
Debt Analysis
Summary……………………………………………………………	20
Detail………………………………………………………	21	Important Notes………………………………………………………	38
Maturities……………………………………………………………	24

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@keybanccm.com

	Bank of Montreal	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Paul Adornato, CFA - (212) 885-4170	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	paul.adornato@bmo.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

	Boenning & Scattergood	Green Street Advisors
	Floris van Dijkum - (212) 922-3572	Jason White, CFA - (949) 640-8780
	fvandijkum@boenninginc.com	jwhite@greenstreetadvisors.com
Jay Carlington, CFA - (949) 640-8780
jcarlington@greenstreetadvisors.com

Market Capitalization
(including pro-rata share of Fund debt, in thousands)

				Capitalization
	Total Market Capitalization			based on	Changes in Total Outstanding Common Shares and OP Units (in thousands)				Weighted Average
	$		%	Net Debt[1]					Diluted EPS		FFO
Equity Capitalization						Common Shares	OP Units	Total	Quarter	YTD	Quarter	YTD
Common Shares	80,863				Balance at 12/31/2015	70,259	3,857	74,116
Common Operating Partnership ("OP") Units	4,473				ATM Issuance	1,050	—	1,050
Combined Common Shares and OP Units	85,336				Other	257	571	828
					Balance at 3/31/2016	71,566	4,428	75,994	71,200	71,200	75,845	75,845
Share Price at September 30, 2016	$36.24				ATM Issuance	2,250	—	2,250
					Equity Issuance 4	868	—	868
Equity Capitalization - Common Shares and OP Units	$3,092,577				Other	89	(65)	24
Preferred OP Units	15,486	[2]			Balance at 6/30/2016	74,773	4,363	79,136	72,896	71,859	77,899	76,872
Total Equity Capitalization	3,108,063		77%	78%	ATM Issuance	1,229	—	1,229
					Equity Issuance	4,830	—	4,830
Debt Capitalization					Other	31	110	141
Consolidated debt	1,306,778				Balance at 9/30/2016	80,863	4,473	85,336	78,626	74,214	83,163	79,138
Adjustment to reflect pro-rata share of debt	(402,267)
Total Debt Capitalization	904,511		23%	22%

Total Market Capitalization	$4,012,574		100%	100%

Notes:
[1] Reflects debt net of:
Core Portfolio cash	$33,748
pro-rata share of Funds cash	6,253
and pro-rata share of restricted cash relating to City Point financing	689
for total cash netted against debt of	$40,690

[2] Represents 188 Series A and 141,593 Series C Preferred OP Units convertible into 25,067 and 402,252 Common OP units, respectively multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.
[4] Represents partial settlement on forward equity transaction, of which 2.7 million shares remain to be issued, representing $95.0 million of gross proceeds available through April 2017.
[5] Less then 1% Preferred OP Units

	Market Capitalization [5]

Common Shares
73%
Common OP Units 4%
Fixed-Rate Debt [3] 17%
Variable-Rate Debt 6%

Income Statements
(in thousands)
	Nine months ended	Three months ended
	September 30, 2016

CONSOLIDATED INCOME STATEMENT

Revenues
Rental income	$109,486	$35,710
Interest income	19,298	7,245
Expense reimbursements	22,920	7,192
Other property income	2,434	600
Other income	978	353
Total Revenues	155,116	51,100

Operating Expenses
Property operating	15,697	5,055
Other operating	4,094	3,265
Real estate taxes	18,000	6,195
General and administrative	30,742	12,869
Depreciation and amortization	46,744	15,217
Total Operating Expenses	115,277	42,601

Operating income	39,839	8,499

Equity in earnings (losses) of unconsolidated affiliates	3,592	(102)
Loss on debt extinguishment	(15)	—
Gain on disposition of properties	81,965	—
Interest expense and other finance costs	(24,902)	(7,982)
Income from continuing operations before income taxes	100,479	415
Income tax provision	(123)	(89)
Net income	100,356	326
Net income attributable to noncontrolling interests	(47,401)	5,786
Net income attributable to Common Shareholders	$52,955	$6,112

Income Statements - Consolidation [1]
(in thousands)

	Nine months ended September 30, 2016	Three months ended September 30, 2016

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$100,887	$32,895
Percentage rents	393	46
Expense reimbursements - CAM	8,290	2,563
Expense reimbursements - Taxes	14,630	4,630
Other property income	1,454	419
Total Property Revenues	125,654	40,553

PROPERTY EXPENSES
Property operating - CAM	13,010	4,063
Other property operating (Non-CAM)	2,304	887
Real estate taxes	18,077	6,221
Total Property Expenses	33,391	11,171

NET OPERATING INCOME - PROPERTIES	92,263	29,382

OTHER INCOME (EXPENSE)
Interest income	19,048	7,245
Straight-line rent income	3,605	1,235
Above/below market rent	4,423	1,508
Interest expense [2]	(22,594)	(6,739)
Amortization of finance costs	(2,025)	(833)
Above/below market interest expense	947	331
Asset and property management expense	(164)	(55)
Other income/(expense)	1,002	181
Transaction costs	(4,094)	(3,265)
Capital lease interest	(1,231)	(740)
CORE PORTFOLIO AND FUND INCOME	91,180	28,250

FEE INCOME
Asset and property management fees	535	242
Transactional fees [3]	692	111
Income tax (provision)/benefit	(123)	(89)
Total Fee Income	1,104	264

General and Administrative [5]	(30,742)	(12,869)

Depreciation and amortization	(46,302)	(15,074)
Non-real estate depreciation and amortization	(441)	(143)
Gain on disposition of properties	81,965	—
Income before equity in earnings and noncontrolling interests	96,764	428

Equity in earnings (losses) of unconsolidated affiliates	3,592	(102)
Noncontrolling interests	(47,401)	5,786

NET INCOME	$52,955	$6,112

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2] Net of capitalized interest of $1,317 and $3,590 for the three and nine months, respectively.
[3] Consists of development, construction, leasing and legal fees.
[4] Net of payments totaling $2,527 during the nine months, under the Company's Long Term Investment Alignment Program.
[5] Includes $4,200 relating to exective compensation relating to retirements of two exectuives during the three months ending September 30, 2016.

Income Statements - Pro-rata Adjustments 1
(in thousands)

	Noncontrolling	Company's	Noncontrolling	Company's
	Interest in	Interest in	Interest in	Interest in
	Consolidated	Unconsolidated	Consolidated	Unconsolidated
	Subsidiaries	Subsidiaries	Subsidiaries	Subsidiaries

	Nine months ended September 30, 2016		Three months ended September 30, 2016

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$(26,549)	$22,043	$(7,447)	$8,307
Percentage rents	(307)	91	(49)	19
Expense reimbursements - CAM	(2,337)	1,796	(555)	746
Expense reimbursements - Taxes	(3,821)	4,187	(766)	1,615
Other property income	(455)	192	(242)	58
Total Property Revenues	(33,469)	28,309	(9,059)	10,745

PROPERTY EXPENSES
Property operating - CAM	(4,521)	1,877	(1,411)	929
Other property operating (Non-CAM)	(1,151)	673	(392)	242
Real estate taxes	(4,950)	4,580	(1,515)	1,729
Total Property Expenses	(10,622)	7,130	(3,318)	2,900

NET OPERATING INCOME - PROPERTIES	(22,847)	21,179	(5,741)	7,845

OTHER INCOME (EXPENSE)
Interest income	(3,366)	—	(1,176)	—
Straight-line rent income	(1,894)	1,438	(467)	830
Above/below market rent	(759)	715	(175)	536
Interest expense	8,597	(5,688)	2,058	(2,117)
Amortization of finance costs	1,188	(464)	416	(182)
Above/below market interest expense	—	61	—	1
Asset and property management expense	389	(622)	111	(238)
Other income/(expense)	(913)	417	257	(512)
Transaction costs	261	(327)	35	—
CORE PORTFOLIO AND FUND INCOME	(19,344)	16,709	(4,682)	6,163

FEE INCOME
Asset and property management fees	9,327	—	3,466	—
Transactional fees	4,303	—	1,698	—
Income tax (provision)/benefit	81	—	—	—
Total Fee Income	13,711	—	5,164	—

PROMOTE, RCP AND OTHER INCOME
Promote income from Funds, net	6,979	—	—	—
Total Promote, RCP and Other Income	6,979	—	—	—

General and Administrative	3,735	(113)	698	(23)

Depreciation and amortization	12,817	(12,278)	4,976	(6,242)
Gain on disposition of properties	(61,982)	(726)	—	—
Income before equity in earnings and noncontrolling interests	(44,084)	3,592	6,156	(102)

Noncontrolling interests [2]	(3,317)	—	(370)	—

NET INCOME	$(47,401)	$3,592	$5,786	$(102)

Note:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
[2] Represents income allocable to Operating Partnership Units.

Funds from Operations ("FFO") [1]
(in thousands)

	Current		Previous
	Year-to-Date	Quarter	Quarter
	Period ended	3 months ended	3 months ended
Funds from operations ("FFO"):	September 30, 2016	September 30, 2016	June 30, 2016	March 31, 2016

Net Income	$52,955	$6,112	$17,918	$ 28,925
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)	45,780	16,340	14,112	15,328
Gain on disposition of properties (net of noncontrolling interest share)	(19,257)	—	(4,117)	(15,140)
Income attributable to noncontrolling interests'
share in Operating Partnership	3,751	376	1,249	1,994

FFO to Common Shareholders and Common OP Unit holders	$83,229	$22,828	$29,162	$ 31,107

Add back: Transaction costs	4,160	3,230	718	212
Add back: Executive retirement charge	4,200	4,200	—	—
FFO before transaction costs and retirement charges	$91,589	$30,258	$29,880	$ 31,319

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$83,229	$22,828	$29,162	$ 31,107
Straight-line rent, net	(3,149)	(1,598)	(541)	(1,010)
Above/below market rent	(4,379)	(1,869)	(1,321)	(1,189)
Amortization of finance costs	1,301	599	296	406
Above/below market interest	(1,008)	(332)	(293)	(383)
Non-real estate depreciation	442	143	149	150
Leasing commissions	(1,865)	(1,726)	(122)	(17)
Tenant improvements	(7,172)	(3,063)	(1,880)	(2,229)
Capital expenditures	(809)	(414)	(111)	(284)
AFFO to Common Shareholders and Common OP Unit holders	$66,590	$14,568	$25,339	$ 26,551

Total weighted average diluted shares and OP Units:	79,138	83,163	77,899	75,845

Diluted FFO per Common share and OP Unit:
FFO	$1.05	$0.27	$0.37	$ 0.41

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

EBITDA
(in thousands)

	Year-to-Date			Current Quarter
	Period ended September 30, 2016			Three months ended September 30, 2016
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total

NET INCOME	$33,769	$19,186	$52,955	$6,426	$(314)	$6,112

Adjustments:
Depreciation and amortization	42,548	3,657	46,205	15,011	1,472	16,483
Interest expense	18,028	1,657	19,685	6,215	583	6,798
Amortization of finance costs	940	361	1,301	485	114	599
Above/below market interest	(1,008)	—	(1,008)	(332)	—	(332)
Gain on disposition of properties	—	(19,257)	(19,257)	—	—	—
Transaction costs	4,082	78	4,160	3,219	11	3,230
Provision for income taxes	42	—	42	89	—	89
Noncontrolling interest - OP	2,137	1,204	3,341	389	(19)	370

EBITDA	$104,738	$6,886	$111,624	$35,702	$1,847	$37,549

Core Portfolio
Same Property Performance [1]
(in thousands)

	Year-to-Date			Quarter

	Period ended			Three months ended
			Change			Change
	September 30, 2016	September 30, 2015	Favorable/(Unfavorable)	September 30, 2016	September 30, 2015	Favorable/(Unfavorable)

Summary
Minimum rents	$75,440	$73,468	2.7%	$25,351	$24,848	2.0%
Expense reimbursements	18,450	18,275	1.0%	6,394	5,750	11.2%
Other property income	567	624	(9.1)%	60	66	(9.1)%

Total Revenue	94,457	92,367	2.3%	31,805	30,664	3.7%

Total Expenses	22,877	23,101	1.0%	7,773	7,599	-2.3%

Same Property NOI - Core properties	$71,580	$69,266	3.3%	$24,032	$23,065	4.2%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	13,365	6,695		5,772	2,799
Core NOI [2]	$84,945	$75,961		$29,804	$25,864

Other same property information
Physical Occupancy	96.4%	96.9%
Leased Occupancy	96.6%	97.3%

Notes:
[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
[2] See "Income Statement - Consolidated."

Fee income by Fund
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year-to-date ended September 30, 2016
Asset and property management fees	$1,594	$2,459	$4,489	$888	$432	$ 9,862
Transactional fees	2,020	738	1,865	—	372	4,995
Total fees	$3,614	$3,197	$6,354	$888	$804	$ 14,857

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Current Quarter ended September 30, 2016
Asset and property management fees and priority distributions	$520	$789	$1,376	$888	$135	$ 3,708
Transactional fees	576	339	837	—	57	1,809
Total management fees and priority distributions	$1,096	$1,128	$2,213	$888	$192	$ 5,517

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Previous Quarter ended June 30, 2016
Asset and property management fees	$540	$809	$1,521	$—	$140	$ 3,010
Transactional fees	729	162	396	—	207	1,494
Total fees	$1,269	$971	$1,917	$—	$347	$ 4,504

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Previous Quarter ended March 31, 2016
Asset and property management fees	$534	$861	$1,592	$—	$157	$ 3,144
Transactional fees	715	237	632	—	108	1,692
Total fees	$1,249	$1,098	$2,224	$—	$265	$ 4,836

Consolidated Balance Sheet
(in thousands)
	Notes	Consolidated
		Balance
		Sheet
	[1,2]	As Reported
ASSETS
Real estate
Land		$ 533,521	[1] The interim consolidated balance sheet is unaudited, although it
Buildings and improvements		1,786,608	reflects all adjustments, which in the opinion of management,
Construction in progress		23,068	are necessary for the fair presentation of the consolidated
		2,343,197	balance sheet for the interim period.
Less: accumulated depreciation		(276,383)
Net real estate		2,066,814	[2] The Company currently invests in Funds II, III, IV & V and Mervyns I & II
			which are consolidated within the Company's financial statements.
Net real estate under development	[3]	676,592
			[3] The components of Net real estate under development are as follows:
Cash and cash equivalents		49,242	Fund II	$ 584,074
Cash in escrow		22,115	Fund III	48,256
Restricted cash		2,378	Fund IV	41,957
Investments in and advances to unconsolidated affiliates		273,576	Other	2,305
Rents receivable, net		42,171
Notes receivable		266,816	Total	$ 676,592
Deferred charges, net		24,786
Prepaid expenses and other assets		60,210
Acquired lease intangibles		93,819

Total Assets		$ 3,578,519

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage and other notes payable		$ 887,956
Unsecured notes payable		407,563
Acquired lease intangibles		78,474
Accounts payable and accrued expenses		40,721
Dividends and distributions payable		21,675
Share of losses in excess of inv. in unconsolidated affiliates		24,249
Other liabilities		108,828

Total Liabilities		1,569,466

Shareholders' equity:
Common shares		81
Additional paid-in capital		1,500,864
Accumulated other comprehensive loss		(12,844)
Retained earnings		8,815
Total controlling interest		1,496,916
Noncontrolling interest in subsidiary		512,137
Total Shareholders' Equity		2,009,053

Total Liabilities and Shareholders' Equity		$ 3,578,519

Pro-Rata Balance Sheet Adjustments
(in thousands)
	Notes	Noncontrolling	Company's
		Interest in	Interest in
		Consolidated	Unconsolidated
	[1]	Subsidiaries	Subsidiaries	Notes
ASSETS
Real estate
Land		$(103,719)	$72,922	[1] The Company currently invests in Funds II, III, IV & V and Mervyns I & II
Buildings and improvements		(265,319)	284,900	which are consolidated within the Company's financial statements.
Construction in progress		(14,778)	694
		(383,816)	358,516	Similarly, the presentation also includes
Less: accumulated depreciation		30,856	(26,362)	the Company's pro-rata share of assets and liabilities for
Net real estate		(352,960)	332,154	unconsolidated investments which are accounted for under the equity
				method of accounting in the Company's financial statements.
Net real estate under development		(487,233)	5,001
				To provide investors with supplemental information, the Company's
Cash and cash equivalents		(15,226)	5,985	is providing adjustments to show its effective ownership percentage
Cash in escrow		(13,733)	2,262	for each of the asset and liability line items.
Restricted cash		(1,704)	15
Investments in and advances to unconsolidated affiliates		(79,256)	(194,320)
Rents receivable, net		(1,185)	2,716
Straight-line rents receivable, net		(9,360)	3,833
Notes receivable		(36,436)	—
Deferred charges, net		(8,066)	2,647
Prepaid expenses and other assets		19,379	1,336
Acquired lease intangibles		(9,457)	19,948

Total Assets		$(995,237)	$181,577

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage and other notes payable		$(498,214)	$178,624
Unsecured notes payable		(82,677)	—
Valuation of debt at acquisition, net of amortization		—	748
Unamortized loan costs		7,010	(1,857)
Acquired lease intangibles		(6,534)	15,294
Accounts payable and accrued expenses		(9,999)	3,443
Dividends and distributions payable		—	—
Share of losses in excess of inv. in unconsolidated affiliates		(6,665)	(17,584)
Other liabilities		(8,803)	2,909
Total Liabilities		(605,882)	181,577

Noncontrolling interest in subsidiary		(389,355)	—
Total Shareholders' Equity		(389,355)	—

Total Liabilities and Shareholders' Equity		$(995,237)	$181,577

Structured Financing Portfolio
(in thousands)

	June 30, 2016			Current Period					Stated	Effective
	Principal	Accrued				Current	Accrued	Balance at	Interest	Interest	Maturity
Investment	Balance	Interest	Total	Advances	Repayments	Principal	Interest	June 30, 2016	Rate	Rate [1]	Dates

First mortgage notes	$211,469	$3,587	$215,056	$—	$(5,069)	$206,400	$3,505	$209,905	7.78%	7.86%	2016 to 2019

Mezzanine, preferred equity and other notes	—	—	—	10,000	—	10,000	44	10,044	8.00	8.67	2019

Total notes receivable	$211,469	$3,587	$215,056	$10,000	$(5,069)	$216,400	$3,549	$219,949	7.79%	7.90%

Notes:
[1] Inclusive of points and exit fees.

Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above						$216,400
Other loans (pro-rata share)						13,980

Total Notes Receivable per Pro-Rata Balance Sheet						$230,380

Transactional Activity
(in thousands)

Core Portfolio							Funds

		Acquisitions

		Acadia							Fund		Acadia
Property Name	Transaction Price	Ownership %	Acadia Share	Month of Transaction	Location	Key Tenants	Property Name	Transaction Price	Ownership %	Fund Share	Share	Month of Transaction	Location	Key Tenants

							Fund IV:

Gotham Plaza [1]	$79,163	49%	$38,790	January	Manhattan, NY	Bank of America, The Children's Place	1964 Union Street	$2,250	90%	$2,025	$468	January	San Francisco, CA	—
991 Madison Avenue [2]	76,628	100%	76,628	March	Manhattan, NY	Vera Wang, Perrin Paris	Restaurants at Fort Point	11,500	100%	11,500	2,659	January	Boston, MA	—
165 Newbury Street	6,250	100%	6,250	May	Boston, MA	Starbucks	Wake Forest Crossing	36,600	100%	36,600	8,462	September	Wake Forest, NC	Lowes Foods, TJ Maxx, Ross Dress
Georgetown Portfolio (2016) [3]	338,000	20%	67,600	June	Washington, DC	Sephora, Lululemon, North Face
Sullivan Center	146,939	100%	146,939	August	Chicago, IL	Target, DSW
Smithfield Portfolio	150,000	100%	150,000	August/September	Chicago, IL	Walgreens, Nordstrom Rack, H & M

Total	$796,980		$486,207				Total	$50,350		$50,125	$11,589

		Dispositions

							Fund III:

							Cortlandt Town Center [4]	$165,000	65%	$107,250	$42,503	January	Mohegan Lake, NY	—
							Heritage Shops	46,500	100%	46,500	18,428	April	Chicago, IL

								$211,500		$153,750	$60,931

Structured Finance Investments

						Extension
Fund IV:	Principal	Interest Rate	Maturity Date	Month of Transaction	Location	Options

900 W. Randolph Street	$14,000	15%	February, 2021	February	Chicago, IL	2 x 12 mos.

Notes:

1 Acquired a 49% interest in this property for $38,790. The $79,163 represents the total value of the property at the time of our transaction.
2 Acquired a 49-year master lease interest in this property. The lease position has been capitalized for the Company's financial statements at a total value of $76,628 which consists of a $7,000 upfront payment in addition to the present value of future annual master lease rent obligations.

3 Acquired a 20% interest in this portfolio for $67,600 which is comprised of cash of $47,600 and our proportionate share of assumed debt of $20,000. The $338,000 represents the total value of the portfolio at the time of our transaction.

4 Sold a 65% interest in this property for $107,250. The $165,000 represents the total value of the property at the time of our transaction.

2016 Annual Guidance
Note: 2016 FFO and EPS guidance and comparable 2015 results are before acquisition related costs

(in millions except per share amounts, all per share amounts are fully diluted)
	2016 Guidance	2015 Actual	Notes
Summary:

Funds from Operations ("FFO") per share (before acquisiton costs)	$1.52 to $1.56	$1.56	'- 2015 included $0.13 of gain from the sale of air rights
			'- Before 2015 acquisition costs, which totaled $0.03

Earnings per Share ("EPS") (before acquisiton costs)	$0.99 to $1.07	$0.97

FFO Components:

Core and pro-rata share of Fund portfolio income (before acquisiton costs)	$125.0 to $126.5	$110.5	'- 2015 acquisition costs totaled $2.2 million

Asset and property management fee income, net of TRS taxes	$13.0 to $14.0	$13.1

Transactional fee income, net of TRS taxes	$6.0 to $7.0	$8.6

Other Fund related income, net	$9.0 to $11.0	$11.0	'- 2015 included $0.13 of gain from the sale of air rights
			'- Net of projeced payments under the Company's Long-Term Fund Investment Alignment Program ("FIAP")

General and administrative expense	$(31.0) to $(30.5)	$(29.4)

FFO	$122.0 to $128.0	$113.8

Additional Guidance Assumptions:

Fully diluted Common Shares and OP Units - weighted average	80,500 to 82,000	73,100

Same property net operating income ("NOI") growth	3.0% to 4.0%

Core acquisitions	$630.0 to $650.0

Fund acquisitions	$200.0 to $400.0

Net Asset Valuation Information
(in thousands)

	CORE			FUND II				FUND III				FUND IV
				Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly		Annualized (x4)	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income	$29,804	[1]	$119,216	$990	$3,960	28.33%	$1,122	$1,902	$7,608	39.63%	$3,015	$4,043	$16,172	23.12%	$3,739
Less:
(Income)/ loss from properties sold or under contract	—		—	—	—		—	—	—		—	—	—		—
(Income)/ loss from pre-stabilized assets [2]	—		—	(381)	(1,524)		(432)	(596)	(2,384)		(945)	(955)	(3,820)		(883)
(Income)/ loss from development projects [3]	(51)		(204)	—	—		—	—	—		—	(348)	(1,392)		(322)
Net Operating Income of stabilized assets	29,753		119,012	609	2,436		690	1,306	5,224		2,070	2,740	10,960		2,534

Costs to Date
Pre-stabilized assets [2]			$—		$73,750		$20,893		$65,398		$25,917		$150,659		$34,832
Development projects [3]			11,795		425,600		120,572		42,800		16,962		171,400		39,628

Total Costs to Date			11,795		499,350		141,466		108,198		42,879		322,059		74,460

Debt			$683,329		$420,344		$112,458		$159,830		$35,470		$330,717		$73,254

Notes:
[1] Does not include a full quarter of NOI for those assets purchased during the third quarter 2016. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
[2] Consists of the following projects:
Fund II:
161st Street
Fund III:
640 Broadway
654 Broadway
Nostrand
Fund IV:
2819 Kennedy Blvd
Paramus Plaza
17 East 71st Street
1035 Third Avenue
1151 Third Avenue
Eden Square
[3] See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended September 30,		Period ended September 30,			Three months ended September 30,	Three months ended June 30,

	2016	2015	2016	2015		2016	2016
COVERAGE RATIOS 1					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA 2 divided by:	$35,702	$33,208	$104,738	$90,668	Debt + Preferred Equity (Preferred O.P. Units)	919,997	$ 860,875
Interest expense	6,215	6,044	18,028	18,162	Total Market Capitalization	4,012,574	3,671,786
Principal Amortization	1,108	1,272	3,126	3,990	Debt+Preferred Equity/Total Market Capitalization	23%	23%
Preferred Dividends 3	139	6	417	18
Fixed-Charge Coverage Ratio - Core Portfolio	4.8x	4.5x	4.9x	4.1x	Debt [6]	$ 879,307	$ 785,268
					Total Market Capitalization	3,971,884	3,596,179
EBITDA divided by:	$37,549	$35,845	$111,624	$98,403	Net Debt+Preferred Equity/Total Market Capitalization	22%	22%
Interest expense	6,798	6,533	19,685	19,737
Principal Amortization	1,312	1,429	3,699	4,520	Debt/EBITDA Ratios
Preferred Dividends	139	6	417	18
Fixed-Charge Coverage Ratio - Core Portfolio					Debt	$ 683,329	$ 628,791
and Funds	4.6x	4.5x	4.7x	4.1x	EBITDA (Annualized) [7]	154,036	135,880
					Debt/EBITDA - Core Portfolio	4.4x	4.6x
Payout Ratios
					Debt [5]	$ 649,581	564,137
Dividends declared (per share/OP Unit)	$0.25	$0.24	$0.75	$0.72	EBITDA (Annualized) [7]	154,036	135,880
					Net Debt/EBITDA - Core Portfolio	4.2x	4.2x
Dividends (Shares) & Distributions (OP Units) declared	$21,681	$17,744	$61,175	$53,112
FFO	22,828	28,257	83,229	86,182	Debt [4]	$ 904,511	$ 845,668
FFO Payout Ratio	95%	63%	74%	62%	EBITDA (Annualized) [7]	161,424	145,464
FFO Payout Ratio before acquisition costs	83%	62%	70%	60%	Debt/EBITDA - Core Portfolio and Funds	5.6x	5.8x

Dividends (Shares) & Distributions (OP Units) paid	$21,681	$17,744	$61,175	$53,112	Debt [6]	$ 863,821	$ 770,061
AFFO	14,568	21,885	66,590	69,636	EBITDA (Annualized) [7]	161,424	145,464
AFFO Payout Ratio	149%	81%	92%	76%	Net Debt/EBITDA - Core Portfolio and Funds	5.4x	5.3x
AFFO Payout Ratio before acquisition costs	122%	80%	86%	74%

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

[2] See page 11 for a calculation of EBITDA.
[3] Represents preferred distributions on Preferred Operating partnership Units.
[4] Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
[5] Reflects debt net of the current Core Portfolio cash balance at end of period.
[6] Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

[7] Annualized EBITDA is adjusted to include the estimated amount of net Promote income to be earned during 2016.	Reconciliation of EBTIDA to Adjusted EBITDA

	Core EBITDA as reported	$35,702

	Annualized	142,808
	Add: annualization of expected net Promote	11,228

	Adjusted Annualized Core EBITDA	154,036

	Add in Funds	7,388

	Adjusted Annualized EBITDA Core and Funds	$161,424

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to Consolidated Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest		Interest Share of	Unconsolidated	Debt
Unsecured Debt	Balance	Rate	Balance	Rate	Balance	Rate		Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$248,894	3.7%	$—	n/a	$248,894	3.7%	28%	$—	$—	$248,894
Variable-Rate Debt	51,106	1.5%	26,559	3.1%	77,665	2.0%	9%	82,677	—	160,342
							37%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	351,330	4.3%	77,579	4.4%	428,909	4.3%	47%	244,202	(106,736)	566,375
Variable-Rate Debt	31,999	3.1%	117,044	2.7%	149,043	2.7%	16%	254,012	(71,888)	331,167
							63%

Total	$683,329	3.8%	$221,182	3.3%	$904,511	3.7%	100%	$580,891	$(178,624)	1,306,778
Unamortized premium										1,524
Unamortized loan costs										(12,783)
										$1,295,519

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

	Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	September 30, 2016	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]	$26,250	22.2%	$5,833	5.99%	7/1/2016	None
239 Greenwich Avenue	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	4,060	100.0%	4,060	6.65%	3/1/2017	None
Merrillville Plaza	24,875	100.0%	24,875	5.88%	8/1/2017	None
Bedford Green	28,814	100.0%	28,814	5.10%	9/5/2017	None
163 Highland Avenue	9,419	100.0%	9,419	4.66%	2/1/2024	None
Crossroads Shopping Center	67,500	49.0%	33,075	3.94%	10/6/2024	None
840 N. Michigan	73,500	88.4%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio (2008 Investment)	17,330	50.0%	8,665	4.72%	12/10/2027	None
State & Washington	25,609	100.0%	25,609	4.40%	9/5/2028	None
North & Kingsbury	13,380	100.0%	13,380	4.01%	11/5/2029	None
151 North State Street	14,533	100.0%	14,533	4.03%	12/1/2029	None
Concord & Milwaukee	2,891	100.0%	2,891	4.40%	6/1/2030	None
California & Armitage	2,688	100.0%	2,688	5.89%	4/15/2035	None
Unsecured interest rate swaps [1]	248,894	100.0%	248,894	3.74%	Various
Secured interest rate swaps [1]	103,884	89.5%	92,992	3.03%	Various

Sub-Total Fixed-Rate Debt	689,627		600,224	4.04%

Secured Variable-Rate Debt
664 N. Michigan	42,161	100.0%	42,161	Libor + 165	6/28/2018	1 x 60 mos.
4401 N. White Plains Road	5,917	100.0%	5,917	Libor + 190	9/1/2022	None
28 Jericho Turnpike	14,983	100.0%	14,983	Libor + 190	1/23/2023	None
60 Orange Street	7,829	98.0%	7,672	Libor + 175	4/3/2023	None
Gotham Plaza	21,050	49.0%	10,315	Libor + 160	6/10/2023	None
Georgetown Portfolio (2016 Investment)	160,000	20.0%	32,000	Libor + 170	8/1/2023	None
330-340 River Street	11,943	100.0%	11,943	Libor + 170	6/1/2026	None
Secured interest rate swaps [1]	(103,884)	89.5%	(92,992)	Libor + 143

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]	—	100.0%	—	Libor + 140	6/27/2020	2 x 6 mos.
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	7/2/2020	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	1/4/2021	None
Unsecured Term Loan	150,000	100.0%	150,000	Libor + 130	6/27/2021	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 160	12/18/2022	None
Unsecured interest rate swaps [1]	(248,894)	100.0%	(248,894)	Libor + 143

Sub-Total Variable-Rate Debt	211,105		83,105	Libor + 157

Total Debt - Core Portfolio	$900,732		$683,329	3.8%

Portfolio Debt - Detail (continued)
(in thousands)
		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	September 30, 2016	Percent	Amount	Rate	Date	Options
Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	$19,000	25.4%	$4,824	1.25%	12/23/2016	1 x 12 mos.
216th Street [4]	Fund II	25,500	28.1%	7,159	5.80%	10/1/2017	None
CityPoint [4,7]	Fund II	5,262	26.7%	1,403	1.00%	8/23/2019	None
CityPoint [4]	Fund II	200,000	26.7%	53,341	4.75%	5/29/2020	None
1964 Union Street [4]	Fund IV	1,463	20.8%	304	3.80%	10/1/2025	None
2207 Fillmore Street [4]	Fund IV	1,120	20.8%	233	4.50%	10/31/2025	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.8%	1,166	3.40%	6/1/2026	None
1861 Union Street [4]	Fund IV	2,315	20.8%	482	3.40%	6/1/2026	None
Interest rate swaps [1]	Funds II & IV	34,441	25.2%	8,667	3.28%	Various
Sub-Total Fixed-Rate Debt		294,707		77,579	4.36%

Variable-Rate Debt
Acadia Strategic Opportunity II LLC	Fund II	25,000	28.3%	7,083	Libor + 275	10/19/2016	None
Broughton Street Portfolio	Fund IV	20,000	23.1%	4,624	Libor + 300	11/4/2016	None
Promenade at Manassas [4]	Fund IV	25,000	22.8%	5,696	Libor + 140	11/19/2016	2 x 12 mos.
CityPoint [4]	Fund II	62,000	25.4%	15,742	Sifma + 160	12/23/2016	1 x 12 mos.
1701 Belmont Avenue [4,8]	Fund IV	2,994	22.8%	682	Prime + 50	1/31/2017	None
640 Broadway [4]	Fund III	21,800	25.0%	5,454	Libor + 295	2/1/2017	None
Acadia Strategic Opportunity IV LLC [6]	Fund IV	40,116	23.1%	9,275	Libor + 275	2/9/2017	1 x 6 mos.
654 Broadway	Fund III	8,670	39.6%	3,436	Libor + 188	3/1/2017	2 x 12 mos.
Arundel Plaza [4]	Fund III	10,000	35.7%	3,567	Libor + 200	4/8/2017	1 x 12 mos.
New Hyde Park Shopping Center	Fund III	10,880	39.6%	4,312	Libor + 185	5/1/2017	2 x 12 mos.
938 W. North Avenue [4]	Fund IV	12,500	23.1%	2,890	Libor + 235	5/1/2017	1 x 12 mos.
Acadia Strategic Opportunity IV LLC [5]	Fund IV	44,120	23.1%	10,201	Libor + 165	5/18/2017	None
1151 Third Avenue	Fund IV	12,481	23.1%	2,886	Libor + 175	6/3/2017	2 x 12 mos.
CityPoint [4]	Fund II	20,000	26.7%	5,334	Libor + 170	8/23/2017	None
210 Bowery	Fund IV	4,692	23.1%	1,085	Libor + 275	10/15/2017	1 x 12 mos.
2819 Kennedy Boulevard [4]	Fund IV	8,430	22.8%	1,921	Libor + 215	12/9/2017	2 x 12 mos.
Eden Square [4]	Fund IV	16,000	22.8%	3,646	Libor + 200	12/17/2017	1 x 12 mos.
161st Street [4]	Fund II	29,500	28.1%	8,282	Libor + 250	4/1/2018	None
230/240 W. Broughton	Fund IV	10,041	11.6%	1,161	Libor + 300	5/1/2018	None
Nostrand Avenue	Fund III	11,267	39.6%	4,465	Libor + 265	5/1/2018	2 x 12 mos.
Sherman Plaza	Fund II	14,250	28.1%	4,001	Libor + 325	7/1/2018	1 x 12 mos.
Cortlandt Town Center	Fund III	93,000	13.9%	12,900	Libor + 175	1/28/2019	2 x 12 mos.
Paramus Plaza [4]	Fund IV	14,099	11.6%	1,630	Libor + 170	2/20/2019	None
Lake Montclair	Fund IV	14,609	23.1%	3,378	Libor + 215	5/1/2019	None
146 Geary Street	Fund IV	27,700	23.1%	6,404	Libor + 340	7/14/2019	2 x 12 mos.
17 E. 71st Street	Fund IV	19,000	23.1%	4,393	Libor + 190	6/9/2020	None
1035 Third Avenue	Fund IV	41,931	23.1%	9,694	Libor + 235	1/27/2021	None
Restaurants at Fort Point	Fund IV	6,500	23.1%	1,503	Libor + 235	8/25/2021	None
CityPoint [4]	Fund II	19,832	26.7%	5,289	Libor + 139	11/1/2021	None
3104 M Street [4,8]	Fund III	4,213	31.7%	1,336	Prime + 50	12/10/2021	None
Interest rate swaps [1]	Funds II & IV	(34,441)	25.2%	(8,667)	Libor + 213
Sub-Total Variable-Rate Debt		616,184		143,603	Libor + 216
Total Debt - Funds		$910,891		$221,182	3.27%
Total Debt - Core Portfolio and Funds		$1,811,623		$904,511	3.67%

Portfolio Debt - Notes
(in thousands)

[1] The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements
[2] This loan is in default as of September 30, 2016.
[3] This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of September 30, 2016, the interest rate is LIBOR + 140 basis points.
[4] Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
[5] Total current availability under this facility is $100,000.
[6] Total current availability under this facility is $50,000.
[7] This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for $1 at the end of the term.
[8] Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2016	$1,399	$26,250	$27,649	$1,292	$5,833	$7,125	6.00%	6.00%	n/a
2017	5,558	82,926	88,484	4,984	76,426	81,410	5.51%	5.51%	n/a
2018	5,259	40,058	45,317	4,214	40,058	44,272	2.17%	n/a	2.17%
2019	4,915	—	4,915	3,828	—	3,828	n/a	n/a	n/a
2020	5,106	50,000	55,106	3,979	50,000	53,979	1.92%	n/a	1.92%
Thereafter	33,415	645,846	679,261	28,404	464,311	492,715	2.71%	3.90%	1.93%
Total	$55,652	$845,080	$900,732	$46,701	$636,628	$683,329

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2016	$622	$216,920	$217,542	$209	$53,623	$53,832	2.30%	1.25%	2.41%
2017	3,733	170,094	173,827	970	45,634	46,604	2.94%	4.71%	2.39%
2018	1,613	64,408	66,021	363	17,640	18,003	3.26%	n/a	3.26%
2019	2,008	152,667	154,675	382	25,375	25,757	2.51%	1.00%	2.60%
2020	1,036	218,667	219,703	249	57,657	57,906	4.58%	4.75%	2.42%
Thereafter	1,169	77,954	79,123	312	18,768	19,080	2.70%	3.57%	2.59%
Total	$10,181	$900,710	$910,891	$1,414	$218,697	$221,182

Note:
[1] Does not include any applicable extension options

Core Portfolio Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft, Harley Davidson	2013	100.0%	18,141	—	—	18,141	100.0%	—	—	100.0%	100.0%	$4,497,482	$247.92
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—	—	100.0%	100.0%	7,610,395	87.34
Rush and Walton Streets Collection - 6 properties	Lululemon, Brioni, BHLDN, Marc Jacobs	2011/12	100.0%	41,533	—	—	41,533	100.0%	—	—	100.0%	100.0%	6,542,112	157.52
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—	—	100.0%	100.0%	1,995,310	43.13
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	23,531	—	—	23,531	95.6%	—	—	95.6%	95.6%	1,274,966	56.70
Halsted and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	44,658	—	—	44,658	95.2%	—	—	95.2%	95.2%	1,836,882	43.21
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt, Chase Bank	2011/14	100.0%	22,125	—	28,836	50,961	100.0%	—	68.3%	82.1%	82.1%	1,697,089	40.57
State and Washington	H & M, Nordstrom Rack	2016	100.0%	78,819	—	—	78,819	100.0%	—	—	100.0%	100.0%	2,969,482	37.67
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—	—	100.0%	100.0%	1,300,000	47.47
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700	100.0%	—	—	100.0%	100.0%	1,569,911	37.65
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—	—	100.0%	100.0%	392,131	29.92
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—	—	75.1%	75.1%	75.1%	625,056	45.56
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—	—	100.0%	100.0%	100.0%	1,066,439	28.07
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	98.6%	—	—	98.6%	98.6%	6,363,782	36.62
				620,572	—	85,106	705,678	99.1%	—	83.9%	97.3%	97.3%	39,741,037	57.90
New York Metro
83 Spring Street	Paper Source	2012	100.0%	3,000	—	—	3,000	100.0%	—	—	100.0%	100.0%	686,272	228.76
152-154 Spring Street	—	2014	100.0%	2,936	—	—	2,936	100.0%	—	—	100.0%	100.0%	2,275,971	775.19
15 Mercer Street	3 X 1 Denim	2011	100.0%	3,375	—	—	3,375	100.0%	—	—	100.0%	100.0%	431,250	127.78
5-7 East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467	100.0%	—	—	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,773	—	—	5,773	86.3%	—	—	86.3%	86.3%	2,055,013	412.72
61 Main Street	Chicos	2014	100.0%	3,400	—	—	3,400	100.0%	—	—	100.0%	100.0%	351,560	103.40
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—	—	100.0%	100.0%	866,365	76.33
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—	100.0%	—	100.0%	100.0%	625,000	48.21
Bartow Avenue	Sleepy's	2005	100.0%	—	—	14,590	14,590	—	—	100.0%	100.0%	100.0%	478,227	32.78
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—	—	100.0%	100.0%	1,513,516	91.43

252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	7,986	—	—	7,986	100.0%	—	—	100.0%	100.0%	1,308,431	163.84
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—	100.0%	100.0%	100.0%	100.0%	951,287	23.59
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—	—	100.0%	100.0%	723,607	356.28
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—	—	100.0%	100.0%	435,600	66.00
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	13,838	—	—	13,838	100.0%	—	—	100.0%	100.0%	2,133,910	154.21
131-135 Prince Street	Folli Follie, Uno De 50	2014	100.0%	3,200	—	—	3,200	100.0%	—	—	100.0%	100.0%	1,307,412	408.57
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—	—	100.0%	100.0%	100.0%	1,059,282	36.38
991 Madison Avenue	Vera Wang, Perrin Paris	2016	100.0%	7,513	—	—	7,513	65.6%	—%	—%	65.6%	65.6%	1,508,050	306.08
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975	—	100.0%	93.7%	97.0%	97.0%	2,965,970	30.59
Gotham Plaza	Bank of America, Children's Place	2016	49.0%	—	—	26,180	26,180	—	—	91.6%	91.6%	91.6%	1,464,945	61.09
				99,022	86,950	136,193	322,165	96.6%	100.0%	96.2%	97.3%	97.3%	24,441,682	77.94
San Francisco Metro
City Center	City Target, Best Buy	2015	100.0%	—	174,311	30,337	204,648	—	100.0%	82.9%	97.5%	98.1%	7,633,875	38.27
				—	174,311	30,337	204,648	—	100.0%	82.9%	97.5%	98.1%	7,633,875	38.27
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	22,907	—	—	22,907	90.2%	—	—	90.2%	100.0%	1,246,516	60.31
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	—	24,996	32,533	57,529	—	100.0%	100.0%	100.0%	100.0%	1,735,379	30.17
M Street and Wisconsin Corridor - 24 Properties [3]	Lacoste, Juicy Couture, Coach	2011/16	25.4%	242,582	—	—	242,582	88.2%	—	—	88.2%	88.2%	16,224,465	75.85
				265,489	24,996	32,533	323,018	88.4%	100.0%	100.0%	90.4%	91.1%	19,206,360	65.75
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—	100.0%	100.0%	100.0%	100.0%	1,200,045	22.13
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—	—	100.0%	100.0%	246,750	235.00
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,446,795	26.17

Total Street and Urban Retail				986,133	327,057	297,595	1,610,785	96.0%	100.0%	91.9%	96.0%	96.3%	$92,469,749	$59.78

Acadia Share Total Street and Urban Retail				790,810	327,057	284,243	1,402,110	97.9%	100.0%	91.9%	97.2%	97.4%	$78,665,672	$57.75

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

613-623 West Diversey Parkway is not yet stabilized assets and is not reflected above.
[2] Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3 Excludes 94,000 of office GLA.

Core Portfolio Retail Properties - Detail [1] (continued)
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	86,460	149,070	—	100.0%	95.3%	97.3%	97.3%	$3,866,697	$26.66
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—	100.0%	85.9%	92.2%	92.2%	1,382,250	14.34
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—	100.0%	—	100.0%	100.0%	695,000	6.83

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—	—	94.2%	94.2%	98.1%	2,707,194	32.99
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,075	123,339	—	100.0%	75.3%	90.6%	90.6%	2,830,153	25.34
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—	100.0%	100.0%	100.0%	100.0%	2,052,621	32.43
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	46,107	98,159	—	100.0%	94.7%	97.5%	100.0%	1,268,225	13.25
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—	100.0%	—	100.0%	100.0%	1,391,500	25.30
Crossroads Shopping Center	Home Goods, PetSmart, Kmart	1998	49.0%	—	202,727	108,035	310,762	—	100.0%	78.0%	92.3%	92.3%	6,676,534	23.27
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—	100.0%	100.0%	100.0%	100.0%	2,140,344	8.37
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—	100.0%	—	100.0%	100.0%	1,650,000	17.12
Bedford Green	Shop Rite	2014	100.0%	—	37,981	52,608	90,589	—	100.0%	68.7%	81.8%	81.8%	2,283,631	30.82

Connecticut
Town Line Plaza [2]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—	100.0%	93.6%	98.7%	98.7%	1,753,151	16.49

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—	100.0%	100.0%	100.0%	100.0%	1,257,627	9.67
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—	100.0%	85.7%	96.0%	96.0%	1,814,322	8.66
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—	100.0%	—	100.0%	100.0%	591,861	29.00
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—	100.0%	—	100.0%	100.0%	1,275,673	31.49

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—	100.0%	100.0%	100.0%	100.0%	2,046,885	20.14

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—	100.0%	92.2%	96.3%	96.3%	1,162,266	12.18

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—	100.0%	93.4%	96.8%	96.8%	3,286,450	14.37

Michigan
Bloomfield Town Square	Best Buy, Home Goods,	1998	100.0%	—	153,839	81,947	235,786	—	100.0%	83.9%	94.4%	94.4%	3,318,929	14.91
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us	1999	100.0%	—	58,185	65,150	123,335	—	100.0%	67.4%	82.8%	82.8%	1,396,788	13.69

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	—	775,803	48,608	824,411	—	94.0%	80.0%	93.1%	93.1%	12,450,854	16.22
	Target, Dick's Sporting Goods			—
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	22.2%	—	42,850	59,197	102,047	—	100.0%	97.8%	98.7%	98.7%	2,959,990	29.39
Naamans Road	—	2006	100.0%	—	—	19,984	19,984	—	—	75.0%	75.0%	75.0%	637,701	42.55

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—	100.0%	100.0%	100.0%	100.0%	850,978	5.45
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—	100.0%	79.3%	96.6%	96.6%	1,207,898	7.12
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—	—	100.0%	100.0%	100.0%	911,489	24.21
Abington Towne Center [3]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—	100.0%	70.4%	95.7%	95.7%	1,050,669	21.31

Total Suburban Properties				—	3,375,703	1,210,460	4,586,163	—	98.6%	86.8%	95.5%	95.6%	$67,161,958	$16.28

Acadia Share Total Suburban Properties				—	2,633,530	1,071,511	3,705,041	—	98.1%	87.0%	96.0%	96.1%	$51,756,472	$15.68

TOTAL CORE PROPERTIES				986,133	3,702,760	1,508,055	6,196,948	96.0%	98.7%	87.8%	95.6%	95.8%	$159,631,707	$28.15

Acadia Share Total Core Properties				790,810	2,960,587	1,355,755	5,107,151	97.7%	99.6%	88.0%	96.3%	96.5%	$130,422,144	$27.98

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

[2] Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
[3] Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

Target	3	302,586	$6,979,025	5.9%	5.4%

H & M	2	80,386	5,309,815	1.6%	4.1%

Royal Ahold [2]	4	207,513	3,639,387	4.1%	2.8%

Best Buy	2	86,686	3,594,913	1.7%	2.8%

Walgreens	5	78,254	3,468,966	1.5%	2.7%

Albertsons Companies [3]	3	171,182	3,154,331	3.4%	2.4%

Ascena Retail Group [4]	5	23,233	2,502,539	0.5%	1.9%

Verizon	2	31,371	2,384,931	0.6%	1.8%

LA Fitness	2	100,000	2,336,500	2.0%	1.8%

TJX Companies [5]	8	209,198	2,049,901	4.1%	1.6%

Home Depot	3	312,718	1,827,600	6.1%	1.4%
Lululemon	2	5,349	1,506,641	0.1%	1.2%
Gap	3	28,643	1,467,852	0.6%	1.1%
Sleepy's	10	45,576	1,348,089	0.9%	1.0%
DSW	2	35,842	1,287,260	0.7%	1.0%
Citibank	4	16,160	1,233,029	0.3%	0.9%
Kmart	3	273,969	1,170,078	5.4%	0.9%
Pier 1 Imports	4	32,389	1,121,852	0.6%	0.9%
JP Morgan Chase	6	27,374	1,092,078	0.5%	0.8%
Bob's Discount Furniture	2	34,819	1,064,237	0.7%	0.8%
TOTAL	75	2,103,248	$48,539,024	41.3%	37.3%

Note:
[1] Does not include tenants that operate at only one Acadia Core location.
[2] Stop and Shop (4)
[3] Shaw's (2), Acme (1)
[4] Ann Taylor Loft (2), Catherines (1), Dress Barn (1), Lane Bryant (1)
5 TJMaxx (5), Marshalls (1), HomeGoods (2)

Core Portfolio Lease Expirations

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	—	—	—%	—	—%	—	—	—	$—	—	9	33,112	2.5%	$18.16	1.6%	9	33,112	0.6%	$18.16	0.4%
2016	3	26,453	2.8%	38.73	1.4%	2	127,525	3.7%	12.12	3.1%	10	30,854	2.3%	25.24	2.0%	15	184,832	3.3%	18.12	2.1%
2017	13	43,550	4.6%	96.81	5.9%	7	321,386	9.4%	11.53	7.5%	51	203,186	15.3%	31.21	16.6%	71	568,122	10.0%	25.11	8.9%
2018	9	123,001	13.0%	72.01	12.3%	8	472,193	13.9%	18.12	17.3%	58	181,964	13.7%	30.43	14.5%	75	777,158	13.7%	29.53	14.4%
2019	13	74,265	7.8%	77.05	7.9%	9	334,577	9.8%	8.82	6.0%	32	97,514	7.4%	25.31	6.5%	54	506,356	8.9%	22.00	7.0%
2020	16	49,951	5.3%	98.18	6.8%	9	488,606	14.4%	12.49	12.3%	28	88,311	6.7%	25.14	5.8%	53	626,868	11.1%	21.10	8.3%
2021	21	108,801	11.5%	63.19	9.5%	11	425,753	12.5%	11.69	10.1%	34	164,132	12.4%	23.20	10.0%	66	698,686	12.3%	22.42	9.8%
2022	10	59,937	6.3%	82.03	6.8%	2	69,837	2.1%	26.15	3.7%	21	86,831	6.6%	27.52	6.3%	33	216,605	3.8%	42.16	5.7%
2023	10	54,026	5.7%	75.52	5.7%	5	205,067	6.0%	17.92	7.4%	14	80,049	6.0%	29.30	6.1%	29	339,142	6.0%	29.78	6.3%
2024	14	95,778	10.1%	79.66	10.6%	7	330,390	9.7%	20.41	13.6%	22	107,453	8.1%	29.11	8.2%	43	533,621	9.4%	32.79	11.0%
2025	11	44,800	4.7%	101.40	6.3%	6	178,571	5.3%	18.57	6.7%	25	82,693	6.2%	40.17	8.7%	42	306,064	5.4%	36.53	7.0%
Thereafter	24	265,673	28.2%	72.35	26.8%	10	447,087	13.2%	13.46	12.3%	23	167,671	12.8%	31.51	13.7%	57	880,431	15.5%	34.67	19.1%
Total	144	946,235	100.0%	$76.08	100.0%	76	3,400,992	100.0%	$14.53	100.0%	327	1,323,770	100.0%	$28.87	100.0%	547	5,670,997	100.0%	$28.15	100.0%

							254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		39,898	Total Vacant				46,852	Total Vacant				184,285	Total Vacant				271,035	Total Vacant
		986,133	Total Square Feet				3,702,760	Total Square Feet				1,508,055	Total Square Feet				6,196,948	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads [1]

	Period ended		3 months ended		3 months ended		3 months ended
	September 30, 2016		September 30, 2016		June 30, 2016		March 31, 2016
	GAAP [3]	Cash [2]	GAAP [3]	Cash [2]	GAAP [3]	Cash [2]	GAAP [3]	Cash [2]
New leases
Number of new leases executed	15		4		8		3
GLA	67,060		14,444		36,678		15,938
New base rent	$35.90	$31.91	$46.35	$42.63	$35.99	$30.86	$26.21	$24.60
Previous base rent	$29.19	$29.66	$37.34	$37.73	$27.92	$28.58	$24.73	$24.85
Average cost per square foot	$56.43		$46.01		$55.65		$67.66
Weighted Average Lease Term (years)	9.4		8.1		9.4		10.7
Percentage growth in base rent	23.0%	7.6%	24.1%	13.0%	28.9%	8.0%	6.0%	-1.0%

Renewal leases
Number of renewal leases executed	33		11		13		9
GLA	237,822		53,664		157,081		27,077
New base rent	$27.46	$24.77	$63.69	$52.18	$14.99	$14.95	$28.04	$27.45
Expiring base rent	$21.09	$21.25	$41.35	$41.51	$13.47	$13.57	$25.14	$25.61
Average cost per square foot	$7.50		$23.46		$3.34		$0.00
Weighted Average Lease Term (years)	5.2		5.5		4.8		6.8
Percentage growth in base rent	30.2%	16.6%	54.0%	25.7%	11.3%	10.2%	11.5%	7.2%

Total new and renewal leases
Number of new and renewal leases executed	48		15		21		12
GLA commencing	304,882		68,108		193,759		43,015
New base rent	$29.32	$26.34	$60.01	$50.15	$18.97	$17.96	$27.36	$26.39
Expiring base rent	$22.87	$23.10	$40.50	$40.71	$16.21	$16.41	$24.99	$25.33
Average cost per square foot	$18.26		$28.24		$13.24		$25.07
Weighted Average Lease Term (years)	6.1		6.1		5.7		8.2
Percentage growth in base rent	28.2%	14.0%	48.2%	23.2%	17.0%	9.4%	9.5%	4.2%

Notes:
[1] Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
[2] Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3] Rents are calculated on a straight-line ("GAAP") basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter	Previous Quarter		Historical
	Period ended	3 months ended	3 months ended	3 months ended	Prior Year ended
	September 30, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015

Leasing Commissions	$1,865	$1,726	$122	$17	$ 1,566
Tenant Improvements	7,172	3,063	1,880	2,229	6,349
Capital Expenditures	809	414	111	284	3,602
Total Capital Expenditures	$9,846	$5,203	$2,113	$2,530	$ 11,517

Other redevelopment and re-anchoring related activities	$—	$—	$—	$—	$ 4,107	[1]

Note:
[1] Costs associated with the re-anchoring of Branch and Crossroads shopping centers.

Property Demographics - Core
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income

Core - Street and Urban Retail

664 N. Michigan Avenue	Chicago	IL	$4,497,482	18,141	319,498	182,250	$89,076	$128,490
840 N. Michigan Avenue	Chicago	IL	7,610,395	87,135	326,701	187,823	90,236	130,497
Rush and Walton Streets Collection - 6 properties	Chicago	IL	6,542,112	41,533	339,782	195,076	90,544	130,730
613-623 West Diversey Parkway	Chicago	IL	—	19,265	407,348	224,378	84,845	121,766
651-671 West Diversey	Chicago	IL	1,995,310	46,259	414,391	227,215	84,599	121,278
Clark Street and W. Diversey Collection - 3 properties	Chicago	IL	1,274,966	23,531	412,027	226,181	84,655	121,413
Halsted and Armitage Collection - 9 properties	Chicago	IL	1,836,882	44,658	459,787	253,670	87,884	124,716
North Lincoln Park Chicago Collection - 6 properties	Chicago	IL	1,697,089	50,961	507,134	259,262	81,104	113,328
Roosevelt Galleria	Chicago	IL	1,066,439	37,995	370,769	187,116	75,300	106,387
Sullivan Center	Chicago	IL	6,363,782	176,181	315,044	172,337	84,774	121,354
State and Washington	Chicago	IL	2,969,482	78,819	319,013	175,137	85,283	122,332
151 N. State Street	Chicago	IL	1,300,000	27,385	316,258	174,463	86,253	123,944
North and Kingsbury	Chicago	IL	1,569,911	41,700	444,732	243,136	88,090	124,541
Concord and Milwaukee	Chicago	IL	392,131	13,105	556,647	264,627	78,354	108,458
California and Armitage	Chicago	IL	625,056	18,275	507,030	206,767	71,694	95,959
83 Spring Street	Manhattan	NY	686,272	3,000	1,070,830	522,748	99,956	144,263
152-154 Spring Street	Manhattan	NY	2,275,971	2,936	1,041,696	511,598	100,421	144,792
15 Mercer Street	Manhattan	NY	431,250	3,375	1,027,480	498,697	99,341	143,350
5-7 East 17th Street	Manhattan	NY	1,300,014	11,467	1,164,263	590,830	105,285	156,463
200 West 54th Street	Manhattan	NY	2,055,013	5,773	1,318,236	670,743	102,218	156,524
61 Main Street	Westport	CT	351,560	3,400	46,241	17,504	139,926	206,309
181 Main Street	Westport	CT	866,365	11,350	46,218	17,444	142,639	209,625
4401 White Plains Road	Bronx	NY	625,000	12,964	577,219	219,174	54,321	69,394
Bartow Avenue	Bronx	NY	478,227	14,590	589,925	222,885	48,206	62,151
239 Greenwich Avenue	Greenwich	CT	1,513,516	16,553	68,734	25,656	130,996	201,438
252-256 Greenwich Avenue	Greenwich	CT	1,308,431	7,986	69,853	25,907	129,398	198,809
2914 Third Avenue	Bronx	NY	951,287	40,320	1,291,756	465,763	38,768	54,670
868 Broadway	Manhattan	NY	723,607	2,031	1,164,522	591,085	105,230	156,547
313-315 Bowery	Manhattan	NY	435,600	6,600	1,121,832	550,430	99,893	145,438
120 West Broadway	Manhattan	NY	2,133,910	13,838	947,607	456,018	99,453	143,703
131-135 Prince Street	Manhattan	NY	1,307,412	3,200	1,059,897	523,600	100,805	146,166
2520 Flatbush Avenue	Brooklyn	NY	1,059,282	29,114	604,015	218,394	57,188	76,529
Shops at Grand	Queens	NY	2,965,970	99,975	946,217	335,637	57,828	72,821
Gotham Plaza	Manhattan	NY	1,464,945	26,180	1,319,526	550,027	68,378	104,637
991 Madison Avenue	Manhattan	NY	1,508,050	6,920	1,281,731	632,833	95,164	146,082
City Center	San Francisco	CA	7,633,875	204,648	557,546	265,526	93,972	123,141
1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,246,516	22,907	370,725	176,284	97,996	130,745
Rhode Island Place Shopping Center	Washington	DC	1,735,379	57,529	348,349	157,678	66,984	86,314
M Street and Wisconsin Corridor - 24 properties	Georgetown	DC	16,224,465	242,582	348,300	168,842	105,924	140,128
330-340 River Street	Cambridge	MA	1,200,045	54,226	60,627	23,074	71,146	98,613
	Boston	MA	246,750	1,050	524,255	221,069	72,774	99,560
Total Core Street and Urban Retail
Weighted Average - Based on annual base rent					510,154	249,769	$92,139	$129,261

Property Demographics - Core (continued)
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income

Core - Suburban Properties

Elmwood Park Shopping Center	Elmwood Park	NJ	$3,866,697	149,070	259,304	86,978	$63,742	$77,058
Marketplace of Absecon	Absecon	NJ	1,382,250	104,556	33,123	11,896	57,410	70,998
60 Orange Street	Bloomfield	NJ	695,000	101,715	350,228	130,901	57,932	72,045
Village Commons Shopping Center	Smithtown	NY	2,707,194	87,128	68,019	23,288	116,226	137,508
Branch Plaza	Smithtown	NY	2,830,153	123,339	68,304	23,386	115,878	137,445
Amboy Center	Staten Island	NY	2,052,621	63,290	151,775	56,542	89,341	106,873
Pacesetter Park Shopping Center	Pomona	NY	1,268,225	98,159	37,016	11,317	108,050	129,598
LA Fitness	Staten Island	NY	1,391,500	55,000	125,957	45,159	82,576	95,944
Crossroads Shopping Center	White Plains	NY	6,676,534	310,762	111,121	43,140	106,962	140,980
New Loudon Center	Latham	NY	2,140,344	255,673	47,496	19,451	71,006	87,282
28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	94,334	28,509	115,958	146,116
Bedford Green	Bedford Hills	NY	2,283,631	90,589	25,914	8,971	111,367	163,167
Town Line Plaza	Rocky Hill	CT	1,753,151	206,346	44,144	18,780	87,508	105,129
Methuen Shopping Center	Methuen	MA	1,257,627	130,021	100,292	34,574	55,472	67,070
Crescent Plaza	Brockton	MA	1,814,322	218,148	99,866	35,800	59,293	69,004
201 Needham Street	Newton	MA	591,861	20,409	108,483	37,611	150,460	197,906
163 Highland Avenue	Newton	MA	1,275,673	40,505	97,109	34,111	152,373	199,231
The Gateway Shopping Center	So. Burlington	VT	2,046,885	101,655	52,886	21,589	55,787	73,019
Hobson West Plaza	Naperville	IL	1,162,266	99,137	94,454	34,754	111,835	136,024
Merrillville Plaza	Hobart	IN	3,286,450	236,087	23,890	10,378	52,547	62,045
Bloomfield Town Square	Bloomfield Hills	MI	3,318,929	235,786	63,907	25,813	67,173	89,096
Mad River Station	Dayton	OH	1,396,788	123,335	63,840	28,932	58,520	74,127
Mark Plaza	Edwardsville	PA	244,279	106,856	87,458	38,191	41,378	51,396
Plaza 422	Lebanon	PA	850,978	156,279	50,727	20,244	50,018	59,759
Route 6 Plaza	Honesdale	PA	1,207,898	175,589	7,437	3,303	38,571	49,909
Chestnut Hill	Philadelphia	PA	911,489	37,646	149,449	63,614	64,210	82,358
Abington Towne Center	Abington	PA	1,050,669	216,278	89,142	35,340	85,339	104,727

Total Core Suburban Properties
Weighted Average - Based on annual base rent					88,686	31,678	$84,889	$106,647

Total Core Properties
Weighted Average - Based on annual base rent					358,663	171,722	$91,248	$123,167

Brandywine/Market Square/Naamans Rd [1]	Wilmington	DE	$16,048,545	946,442	519,156	204,060	$75,931	$94,769

Note:
[1] Based on 10 mile radius demographics given the unique trade market for this asset. This has been excluded from the average calculations of 3-mile radius due to its unique trade market.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
	216th Street	Manhattan	NY	$2,574,000	60,000	976,221	347,774	$39,885	$52,226
	161st Street	Bronx	NY	3,524,106	255,428	1,332,726	473,946	36,072	50,312
	Sherman Avenue	Manhattan	NY	—	—	990,807	356,209	40,996	19,678
	City Point	Brooklyn	NY	—	—	1,102,800	463,984	75,985	106,843
Fund II
Weighted Average - Based on annual base rent						1,182,246	420,689	$37,681	$51,120

	Fund III
	Cortlandt Town Center	Mohegan Lake	NY	$10,140,682	635,437	49,966	17,759	$84,926	$97,340
	654 Broadway	Manhattan	NY	583,495	2,896	1,094,866	541,686	101,100	147,310
	640 Broadway	Manhattan	NY	836,627	4,260	1,092,978	540,262	100,942	147,058
	Broad Hollow Commons	Farmingdale	NY	—	—	85,981	28,106	94,807	111,170
	3104 M Street	Georgetown	DC	—	—	350,419	170,006	105,545	67,970
	New Hyde Park Shopping Center	New Hyde Park	NY	1,136,858	32,287	206,214	72,258	107,004	133,225
	Nostrand Avenue	Brooklyn	NY	1,552,172	42,628	557,993	208,399	53,348	73,497
	Arundel Plaza	Glen Burnie	MD	1,146,390	265,116	82,700	30,706	66,046	75,118
Fund III
Weighted Average - Based on annual base rent						211,435	90,215	$83,450	$100,527

	Fund IV
	1151 Third Avenue	Manhattan	NY	$1,741,363	13,250	1,341,217	671,192	$97,828	$149,447
	17 East 71st Street	Manhattan	NY	1,848,724	8,432	1,311,509	650,354	96,955	148,731
	1035 Third Avenue	Manhattan	NY	932,889	7,617	1,356,470	687,404	98,593	150,562
	Paramus Plaza	Paramus	NJ	1,835,118	152,509	107,082	37,309	124,146	152,301
	2819 Kennedy Boulevard	North Bergen	NJ	1,147,458	47,539	545,022	250,369	88,476	125,892
	Restaurants at Fort Point	Boston	MA	312,019	15,711	364,574	154,393	74,541	102,989
	Promenade at Manassas	Manassas	VA	3,533,259	265,442	56,086	18,145	76,581	88,116
	Lake Montclair	Prince William County	VA	1,950,075	105,832	67,439	21,025	106,138	121,910
	1701 Belmont Avenue	Catonsville	MD	936,166	58,674	111,731	43,638	66,502	76,854
	Eden Square	Bear	DE	2,296,217	231,436	73,443	27,997	67,726	79,836
	938 W. North Avenue	Chicago	IL	326,350	33,228	473,510	257,650	87,712	124,118
	210 Bowery	Manhattan	NY	—	—	1,106,743	537,581	98,668	143,140
	Broughton Street Portfolio	Savannah	GA	3,284,796	100,660	68,959	27,827	33,971	48,569
	27 East 61st Street	Manhattan	NY	—	—	1,346,844	680,410	99,303	151,901
	801 Madison Avenue	Manhattan	NY	—	—	1,325,490	662,057	98,264	150,686
	650 Bald Hill Road	Warwick	RI	—	—	63,812	26,787	64,313	76,136
	Wake Forest	Wake Forest	NC	2,846,964	—	33,944	12,607	82,097	97,891
	146 Geary Street	San Francisco	CA	300,000	11,436	436,599	216,841	94,325	123,896
	Union and Fillmore Collection - 4 properties	San Francisco	CA	641,286	10,342	475,315	234,805	93,726	123,378
Fund IV
Weighted Average - Based on annual base rent						352,100	166,675	$79,740	$103,527
Total - Funds
Weighted Average - Based on annual base rent						415,632	174,787	$75,404	$95,566

Fund Overview
As of September 30, 2016

I. KEY METRICS	Note	Fund I	Fund II	Fund III	Fund IV	Fund V	Total
General Information:
Vintage		Sep-2001	Jun-2004	May-2007	May-2012	Aug-2016
Fund Size		$90.0 Million	$300.0 Million	$502.5 Million	$540.6 Million	$520.0 Million	$1,953.1 Million
Acadia's Commitment		$20.0 Million	$85.0 Million	$123.3 Million	$125.0 Million	$104.5 Million	$457.8 Million
Acadia's Pro Rata Share		22.2%	28.3%	24.5%	23.1%	20.1%	23.4%
Acadia's Promoted Share	[1]	37.8%	42.7%	39.6%	38.5%	36.1%	38.8%
Preferred Return		9.0%	8.0%	6.0%	6.0%	6.0%	6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions		$86.6 Million	$300.0 Million	$396.7 Million	$290.5 Million	$0.0 Million	$1,073.8 Million
Cumulative Net Distributions	[2]	$194.5 Million	$131.6 Million	$509.8 Million	$101.9 Million	$0.0 Million	$937.9 Million
Net Distributions/Contributions		224.6%	43.9%	128.5%	35.1%	NA	87.3%
Unfunded Commitment	[3]	$0.0 Million	$47.1 Million	$53.3 Million	$239.5 Million	$520.0 Million	$859.9 Million
Acquisition Dry Powder	[4]	NA	NA	NA	NA	$520.0 Million	$520.0 Million
Investment Period Closes		Closed	Closed	Closed	Closed	Aug-2019
Currently in a Promote Position? (Yes/No)		Yes	No	No	No	No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA
Type:		Applicable to	Description
Asset Management	[5]	Fund I, II & III	1.5% of Implied Capital
Asset Management	[5]	Fund IV & V	1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management		All funds	4.0% of gross property revenues
Leasing		All funds	Market-rate leasing commissions
Construction/Project Management		All funds	Market-rate fees
Development		Fund III, IV & V	3.0% of total project costs

Notes:
[1]		Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return.
Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
[2]		Net of fees and promote
[3]		Unfunded Commitments are set aside to complete leasing and development at existing fund investments, to acquire new identified Fund IV investments and to make new Fund V investments.
The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until December 2016 if needed to fund the on-going redevelopment of existing Fund II investments.
[4]		Unfunded Commitments available to deploy into new unidentified investments
[5]		Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

Fund Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Ownership	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
Fund II Portfolio Detail

NEW YORK
New York
216th Street	NYC Human Resources Administration	2005	99.1%	—	60,000	—	60,000	—	100.0%	—	100.0%	100.0%	$2,574,000	$42.90
161st Street [2]	Various New York City & State agencies	2005	99.1%	—	166,004	89,424	255,428	—	33.5%	52.8%	40.3%	46.5%	3,524,106	34.25

Total - Fund II				—	226,004	89,424	315,428	—	51.2%	52.8%	51.6%	56.7%	$6,098,106	$37.44

Fund III Portfolio Detail

NEW YORK
New York
Cortlandt Town Center	Wal-Mart, Best Buy, A&P	2009	35.0%	—	472,420	163,017	635,437	—	100.0%	89.5%	97.3%	97.3%	10,140,682	16.40
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	2,896	—	—	2,896	100.0%	—	—	100.0%	100.0%	583,495	201.48
640 Broadway	Swatch	2012	63.1%	4,260	—	—	4,260	78.4%	—	—	78.4%	78.4%	836,627	250.63
New Hyde Park Shopping Center	PetSmart	2011	100.0%	—	13,507	18,780	32,287	—	100.0%	66.0%	80.2%	80.2%	1,136,858	43.90
Nostrand Avenue	—	2013	100.0%	—	—	42,628	42,628	—	—	77.3%	77.3%	77.3%	1,552,172	47.09

MID-ATLANTIC
Maryland
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	—	231,920	33,196	265,116	—	77.6%	42.5%	73.2%	73.2%	1,146,390	5.91

Total - Fund III				7,156	717,847	257,621	982,624	87.1%	92.8%	79.7%	89.3%	89.3%	$15,396,224	$17.55

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue	Vineyard Vines	2013	100.0%	13,250	—	—	13,250	100.0%	—	—	100.0%	100.0%	1,741,363	131.42
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—	—	100.0%	100.0%	1,848,724	219.25
1035 Third Avenue [3]	—	2015	100.0%	7,617	—	—	7,617	71.4%	—	—	71.4%	71.4%	932,889	171.58

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	—	74,837	77,672	152,509	—	52.4%	90.7%	71.9%	71.9%	1,835,118	16.74
2819 Kennedy Boulevard	Aldi	2013	98.6%	—	46,003	1,536	47,539	—	100.0%	100.0%	100.0%	100.0%	1,147,458	24.14

BOSTON
Massachusetts

Restaurants at Fort Point	—	2016	100.0%	15,711	—	—	15,711	100.0%	—	—	100.0%	100.0%	312,019	19.86

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	—	194,038	71,404	265,442	—	100.0%	94.6%	98.6%	98.6%	3,533,259	13.51
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,832	105,832	—	100.0%	94.6%	96.3%	96.3%	1,950,075	19.14

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	—	58,674	—	58,674	—	100.0%	—	100.0%	100.0%	936,166	15.96

Delaware
Eden Square	Giant Food	2014	98.6%	—	163,217	68,219	231,436	—	71.1%	69.4%	70.6%	70.6%	2,296,217	14.06

MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	100.0%	33,228	—	—	33,228	16.1%	—	—	16.1%	16.1%	326,350	61.00

SOUTHEAST
Georgia
Broughton Street Portfolio [4]	J. Crew, L'Occitane, Lululemon, Michael Kors	2014	50.0%	100,660	—	—	100,660	87.9%	—	—	87.9%	87.9%	3,284,796	37.14

North Carolina
Wake Forest Crossing	Walgreens, Nordstrom Rack, H & M	2016	100.0%	—	113,353	89,653	203,006	—	100.0%	93.5%	97.1%	97.9%	2,846,964	14.44

WEST
California
146 Geary Street		2015	100.0%	11,436	—	—	11,436	100.0%	—	—	100.0%	100.0%	300,000	26.23
Union and Fillmore Collection - 4 properties		2015	90.0%	10,342	—	—	10,342	88.0%	—	—	88.0%	88.0%	641,286	70.44

Total - Fund IV				200,676	683,122	381,316	1,265,114	78.3%	87.9%	89.1%	86.7%	86.8%	$23,932,684	$21.82

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	80.0%
210 Bowery	100.0%

Broughton Street Portfolio	50.0%
27 East 61st Street	100.0%
801 Madison Avenue	100.0%
650 Bald Hill Road	90.0%
[2] Currently operating, but redevelopment activities have commenced.
[3] Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).
[4] Represents 21 of the 24 properties in this portfolio that have been leased. The remaining properties are still in development.

Funds Lease Expirations

	FUND II
		Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—	$—	$—	—
2016	—	—	—	—	—	—
2017	—	—	—	—	—	—
2018	—	—	—	—	—	—
2019	—	—	—	—	—	—
2020	—	—	—	—	—	—
2021	—	—	—	—	—	—
2022	—	—	—	—	—	—
2023	—	—	—	—	—	—
2024	—	—	—	—	—	—
2025	—	—	—	—	—	—
Thereafter	10	162,881	100.0%	6,098,106	37.44	100.0%
Total	10	162,881	100.0%	$6,098,106	$37.44	100.0%

		152,547	Total Vacant
		315,428	Total Square Feet

	FUND III						FUND IV
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	8	9,565	1.1%	$83,595	$8.74	0.5%	6	8,375	0.8%	$266,013	$31.76	1.1%
2016	7	11,915	1.4%	421,271	35.36	2.7%	—	—	—%	—	—	—%
2017	19	64,611	7.4%	1,323,127	20.48	8.6%	18	108,083	9.9%	2,711,667	25.09	11.3%
2018	22	264,272	30.0%	3,843,698	14.54	25.0%	20	62,998	5.7%	1,270,848	20.17	5.3%
2019	14	258,345	29.3%	2,500,632	9.68	16.2%	15	104,768	9.6%	1,947,167	18.59	8.1%
2020	10	12,748	1.5%	384,896	30.19	2.5%	14	62,313	5.7%	1,536,228	24.65	6.4%
2021	6	42,811	4.9%	657,209	15.35	4.3%	12	67,055	6.1%	1,182,763	17.64	4.9%
2022	5	79,699	9.1%	1,732,459	21.74	11.3%	6	96,267	8.8%	1,154,957	12.00	4.8%
2023	6	26,044	3.0%	1,245,733	47.83	8.1%	5	49,536	4.5%	829,278	16.74	3.5%
2024	7	53,536	6.1%	1,081,839	20.21	7.0%	7	82,743	7.5%	2,156,386	26.06	9.0%
2025	7	11,262	1.3%	473,287	42.03	3.1%	21	88,190	8.0%	4,467,273	50.66	18.7%
Thereafter	12	42,695	4.9%	1,648,478	38.61	10.7%	26	366,671	33.4%	6,410,104	17.48	26.8%
Total	123	877,503	100.0%	$15,396,224	$17.55	100.0%	150	1,096,999	100.0%	$23,932,684	$21.82	100.0%

		105,121	Total Vacant					407,866	Total Vacant
		982,624	Total Square Feet					1,504,865	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

			Estimated		Estimated Sq.Ft.				Acquisition & Development Costs										Outstanding
Property	Ownership	Location	Stabilization		Upon Completion		Leased Rate [4]	Key Tenants	Incurred		Estimated Future Range				Estimated Total Range				Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2016/2020	[6]	763,000	[7]	69% [2]	Century 21, CityTarget, Alamo Drafthouse	$388.7	[3]	$11.3	to	$31.3	[3]	$400.0	to	$420.0	[3]	$239.8
Sherman Plaza	99.1%	New York, NY	TBD		TBD		—	TBD	36.9		TBD		TBD		TBD		TBD		14.3
									$425.6		TBD		TBD		TBD		TBD		$254.1

FUND III

Cortlandt Crossing	100.0%	Mohegan Lake, NY	2018		130,000		50%	TBD	$19.2		$35.8	to	$45.8		$55.0	to	$65.0		$—
3104 M Street NW	80.0%	Washington, D.C.	2017		10,000		15%	TBD	8.1		0.2	to	0.9		8.3	to	9.0		4.2
Broad Hollow Commons	100.0%	Farmingdale, NY	2018		180,000 - 200,000		—	TBD	15.5		34.5	to	44.5		50.0	to	60.0		—
									$42.8		$70.5		$91.2		$113.3		$134.0		$4.2

FUND IV

210 Bowery	100.0%	New York, NY	2017		16,000		—	TBD	$18.9		$3.1	to	$5.1		$22.0	to	$24.0		$4.7
Broughton Street Portfolio [5]	50.0%	Savannah, GA	2016		190,000		80%	J. Crew, Lululemon, H&M	75.3		4.7	to	9.7		80.0	to	85.0		30.0
27 E. 61st Street	100.0%	New York, NY	2017		9,500		—	TBD	21.8		1.0	to	5.0		22.8	to	26.8		—
801 Madison Avenue	100.0%	New York, NY	2017		5,000		20%	TBD	34.9		1.1	to	6.1		36.0	to	41.0		—
650 Bald Hill Road	90.0%	Warwick, RI	2017		161,000		34%	Burlington Coat Factory	20.5		7.0	to	12.0		27.5	to	32.5		—
									$171.4		$16.9		$37.9		$188.3		$209.3		$34.7

CORE

613-623 West Diversey	100.0%	Chicago, IL	2018		TBD		—	TBD	$11.8		TBD		TBD		TBD		TBD		$—
									$11.8		TBD		TBD		TBD		TBD		$—

Notes:
[1] Acquired a leasehold interest in this property.
[2] Leased rate calculated on approximately 540,000 rentable square feet.
[3] Net of actual and anticipated contributions from retail tenants and proceeds from residential tower sales. Excludes Tower I. Debt and incurred costs are reduced by $5.3M relating to the New Markets Tax Credits received.

[4] The leased rate excludes pre-redevelopment tenants.
[5] This portfolio includes 24 buildings, including 21 which are operating.
[6] Phases I and II have an estimated completion date of 2016. Phase III has an estimated completion date of 2020.

[7] This reflects increases to Phase I and Phase II square footage, and the addition of Phase III square footage.

Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$651.6

City Point Items:
Adjustment to FMV	33.8
Gain on sales	51.2
Costs of Tower 1	80.7

Less:
Development held as operating real estate	(46.7)
Development costs of unconsolidated properties	(95.8)
Deferred costs and other amounts	1.8

Total per consolidated balance sheet	$676.6

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations ("AFFO"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.